Exhibit 10.34
AMENDMENT NUMBER TWO
to the
Amended and Restated Master Repurchase Agreement
Dated as of October 21, 2010
between
BANK OF AMERICA, N.A.
and
NATIONSTAR MORTGAGE LLC
     This AMENDMENT NUMBER TWO (this “Amendment”) is made as of this 20th day of October, 2011, by and between Bank of America, N.A. (“Buyer”) and Nationstar Mortgage LLC (“Seller”) to the Amended and Restated Master Repurchase Agreement, dated as of October 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and between Buyer and Seller.
     WHEREAS, Seller has requested and Buyer agrees to amend the Agreement as more specifically set forth herein; and
     WHEREAS, as of the date of this Amendment, Seller represents to Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1.     Amendments. Effective as of October 20, 2011 (the “Effective Date”) the Agreement is hereby amended as follows:
     (a) Exhibit A of the Agreement is hereby amended by inserting the following new definition in its appropriate alphabetical order:
Manufactured Home: A prefabricated or manufactured home a lien on which secures a Mortgage Loan and which is considered and treated as “real estate” under applicable law.
     (b) Exhibit L of the Agreement is hereby amended by deleting the phrase “, a manufactured home” in clause “(o)” thereof:
     SECTION 2.     Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Buyer incurred in connection with this Amendment, in accordance with Section 12.2 of the Agreement.
     SECTION 3.     Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

     SECTION 4.     Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
     SECTION 5.     Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Principal Agreements and remains bound by the terms thereof, and (ii) no Potential Default or Event of Default has occurred and is continuing under the Principal Agreements.
     SECTION 6.     Governing Law This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.
     SECTION 7.     Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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     IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer	NATIONSTAR MORTGAGE LLC, as Seller

By: /s/ Craig Weakley	By: /s/ Gregory Oniu

Name: Craig Weakley Title: Managing Director	Name: Gregory Oniu Title: Senior Vice President